                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 X    Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to 14a-11(c) or 14a-12

                             TRANSMEDIA NETWORK INC.


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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

|_| Fee paid previously with preliminary materials:


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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:


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





January 28, 2002


Fellow Stockholders:

         Please accept my personal invitation to attend our Annual Meeting of Stockholders on Thursday, March 7, 2002 at 10:00 a.m., Eastern Standard Time. This year's meeting will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 in Conference Room 1410 located on the Fourteenth Floor. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the Company.

         We hope that you will attend. Regardless of whether you plan to attend or not, please complete, date, sign and return the enclosed proxy as soon as possible. It is important that your shares be represented at the meeting.

                             YOUR VOTE IS IMPORTANT

         We encourage you to complete, date, sign and promptly return your proxy card in the enclosed envelope regardless of whether you plan to attend the annual meeting.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

                                                      Sincerely yours,


                                                      /s/ Gene M. Henderson
                                                      ------------------------
                                                      Gene M. Henderson
                                                      PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER

            IDINE REWARDS NETWORK INC. F/K/A TRANSMEDIA NETWORK INC.
                            11900 BISCAYNE BOULEVARD
                           NORTH MIAMI, FLORIDA 33181
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 7, 2002
                              --------------------

To the Stockholders
of iDine Rewards Network Inc.:

         The 2002 Annual Meeting of Stockholders of iDine Rewards Network Inc., formerly known as Transmedia Network Inc., will be held at The American Stock Exchange, 86 Trinity Place, New York, New York 10006, Conference Room 1410, on Thursday, March 7, 2002 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

         (1) The election of nine (9) directors to serve until the next annual meeting or until their successors have been elected and qualified.

         (2) The approval of an amendment to our 1996 Long-Term Incentive Plan, as amended, to increase the number of Shares of Common Stock that may be subject to outstanding awards at any point in time under the 1996 Plan by 1,000,000 Shares to an aggregate of 3,505,966.

         (3) Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

         Owners of record of the Common Stock of the Company, par value $.02 per share, and the Series A Senior Convertible Redeemable Preferred Stock of the Company, par value $0.10 per share, at the close of business on January 25, 2002 are entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournment thereof. A list of stockholders of the Company as of the close of business on January 25, 2002 will be available for inspection during normal business hours from 10:00 a.m., February 23, 2002 through 5:00 p.m., March 6, 2002 at the Company's principal place of business at 11900 Biscayne Boulevard, North Miami, Florida 33181 and at the Company's New York offices at 290 Park Avenue South, New York, New York 10010. The Company's 2001 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT A QUORUM WILL BE PRESENT AT THE ANNUAL MEETING.

                                            By Order of the Board of Directors,


                                            /s/ KEITH E. KIPER
                                            -----------------------------------
                                            KEITH E. KIPER
                                            SECRETARY
Miami, Florida
January 28, 2002

                           IDINE REWARDS NETWORK INC.
                              ---------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 7, 2002




                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of iDine Rewards Network Inc., formerly known as Transmedia Network Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Stockholders to be held at The American Stock Exchange, 86 Trinity Place, New York, New York 10006, Conference Room 1410, on Thursday, March 7, 2002 at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof.

         This Proxy Statement and the enclosed form of proxy are first being sent or given to Stockholders of the Company on or about January 28, 2002.

PURPOSES OF MEETING

         The purposes of the meeting are to consider and act upon the following matters:

             1. The election of nine (9) directors to serve until the next annual meeting or until their successors have been elected or qualified.

             2. The approval of an amendment to our 1996 Long-Term Incentive Plan, as amended, to increase the number of shares of Common Stock that may be subject to outstanding awards at any point in time under the 1996 Plan by 1,000,000 shares of Common Stock to an aggregate of 3,505,966.

             3. Such other business as may properly come before the meeting or any adjournment or postponements thereof.

RECORD DATE; PROXY; VOTE REQUIRED; RECOMMENDATION; SOLICITATION

         Only owners of record of shares of Common Stock, par value $.02 per share (the "Common Stock"), and Series A Senior Convertible Redeemable Preferred Stock, par value $.10 per share (the "Series A Preferred Stock" and, together with the Common Stock, the "Voting Stock"), at the close of business on January 25, 2002 are entitled to receive notice of, and to vote at, the meeting or any adjournment thereof. Each owner of record on the record date is entitled to one vote for each share of Voting Stock of the Company so held and there is no cumulative voting. The Common Stock and the Series A Preferred Stock are the only classes of securities issued by the Company that entitle an owner of record to vote on the proposals contained herein.

On January 25, 2002 there were 15,792,366 shares of Common Stock and 4,060,870 shares of Series A Preferred Stock issued and outstanding. The presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares of the Voting Stock entitled to vote is necessary to constitute a quorum.

         Proxies in the accompanying form are solicited on behalf and at the direction of the Board of Directors. All shares of Voting Stock represented by properly executed proxies will be voted at the meeting in accordance with the instructions made on the proxies, unless such proxies have previously been revoked. Regarding the election of Directors to serve until the 2003 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the proposal to approve the amendment to the 1996 Long-Term Incentive Plan, as amended (the "1996 Plan"), and with respect to any other proposal to be voted upon, stockholders may vote in favor of the proposal, against the proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If authority to vote a proxy has not been withheld and no instruction is indicated, the shares will be voted FOR the election of the nominees for directors to the Board of Directors and FOR the proposal to approve the amendment to the 1996 Plan. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1996 PLAN.

         A stockholder executing and returning a proxy has the power to revoke it before it is exercised, and may do so by delivering a subsequently signed and dated proxy or other written notice to the Secretary of the Company at any time prior to the vote at the meeting or by appearing at the meeting and voting in person the shares to which the proxy relates. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy. Any written notice revoking a proxy should be sent to the Company, attention: Keith E. Kiper, Secretary. The mailing address of the Company's principal executive offices is 11900 Biscayne Boulevard, North Miami, Florida 33181 and its telephone number is (305) 892-3300.

         An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an Inspector of Election will tabulate votes cast in person at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast. Abstentions and broker "non-votes" will have no effect on the election of Directors. Approval of the proposed amendment to the 1996 Plan will require the affirmative vote of the holders of a majority of the shares of Voting Stock cast; provided that the total vote cast on the proposal represents more than 50% of all Voting Stock outstanding on the Record Date and entitled to vote on the proposal. Abstentions and broker "non-votes" will have no effect, other than to render more difficult obtaining votes constituting 50% of all Voting Stock outstanding on the Record Date and entitled to vote on the proposal. Approval of any other matter will require the affirmative vote of the holders of a majority of the shares of Voting Stock cast, except as may otherwise be provided in the Certificate of Incorporation or the By-laws of the Company, by the rules of the American Stock Exchange, or by law. Abstentions and broker "non-votes" should have no effect with respect to any other matter.

         After the initial mailing of this Proxy Statement, proxies may be solicited by telephone, telegram or personally by directors, officers and other employees of the Company (who will not receive any additional compensation therefor). All expenses with respect to this solicitation will be paid by the Company. Arrangements will be made with brokers and other custodians, nominees and fiduciaries to send proxies and the proxy material to their principals, and the Company will, upon request, reimburse them for their reasonable expenses in doing so.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The number of Directors on the Board is currently fixed at nine. Each director is elected annually.

         The Board of Directors proposes for election as Directors of the Company the following nominees: Sheli Z. Rosenberg, Raymond A. Gross, Gene M. Henderson, F. Philip Handy, Herbert M. Gardner, William A. Lederer, John A. Ward, III, George S. Wiedemann and Lester Wunderman, each of whom is currently a Director of the Company.

         Directors will be elected by a plurality of the votes cast.

         The following table sets forth certain information relating to the nominees for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive FOR the above named nominees, who have consented to serve if elected. If a nominee is unable to serve as a Director (an event not now anticipated), the proxies will be voted by the proxy holders for a substitute nominee.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.


                              NOMINEES FOR ELECTION

                                                         POSITION AND/OR                        DIRECTOR
     NOMINEE                                  AGE(1)     PRINCIPAL OCCUPATION                    SINCE
     -------                                  ------     --------------------                    -----

     Sheli Z. Rosenberg (3)                     59       Vice Chairperson, Equity Group           2000
                                                         Corporate Investments

     Raymond A. Gross                           52       Chief Executive Officer of               2001
                                                         Security Associates International,
                                                         Inc.


                              NOMINEES FOR ELECTION

                                                         POSITION AND/OR                        DIRECTOR
     NOMINEE                                  AGE(1)     PRINCIPAL OCCUPATION                    SINCE
     -------                                  ------     --------------------                    -----

     Gene M. Henderson                          55       Director, President and Chief            1998
                                                         Executive Officer of the Company

     F. Philip Handy (3)                        57       Chairman of the Board and                1998
                                                         President, Winter Park Capital
                                                         Company

     Herbert M. Gardner (2)                     62       Senior Vice President, Janney            1983
                                                         Montgomery Scott LLC

     William A. Lederer (3)                     40       Chairman, Chief Executive Officer        2000
                                                         and Chief Investment Officer of
                                                         Minotaur Capital Management, Inc.

     John A. Ward, III (2)                      55       Former Chairman and Chief                2000
                                                         Executive Officer of American
                                                         Express Bank

     George S. Wiedemann (3)                    57       Chairman of the Board and Chief          1998
                                                         Executive Officer, Responsys Inc.

     Lester Wunderman (2)                       81       Chief Executive Officer,                 1998
                                                         Wunderman, L.L.C.

---------------------
(1)  As of January 1, 2002.
(2)  Member of Audit Committee.
(3)  Member of Compensation Committee.


BUSINESS EXPERIENCE

         SHELI Z. ROSENBERG has been a trustee of Equity Office Properties Trust since 1997, a REIT that owns and operates commercial real estate properties. Since May 2000, Ms. Rosenberg has been the Vice Chairperson of Equity Group Investments, L.L.C. From January 1999 until May 2000, Ms. Rosenberg was Chief Executive Officer and President of Equity Group Investments, L.L.C., an owner and financier of real estate and corporate investments. Ms. Rosenberg was Chief Executive Officer and President of Equity Group Investments, Inc., from 1994 through 1998. From 1980 until 1997, Ms. Rosenberg was a principal of the law firm of Rosenberg & Liebentritt, P.C. Since 1993, Ms. Rosenberg has been a trustee of Equity Residential Properties Trust, a REIT that owns and operates multifamily residential properties. Since 1993, Ms. Rosenberg has been a director of Manufactured Home Communities, Inc., a REIT engaged in the ownership and management of manufactured home communities. Since 2000, Ms. Rosenberg has been a director of Dynegy Inc., an owner and trader of utility resources. Since 1997, Ms. Rosenberg has been a director of CVS Corporation, a drugstore chain. Since 1997, Ms. Rosenberg has been a member of the board of Capital Trust, Inc., a specialized finance company. Since 2001, Ms. Rosenberg has been a director of Ventas, Inc., an owner of real estate in the health care sector. Ms. Rosenberg chairs the Governance Committee of Equity Office Properties Trust, a REIT that owns and operates office properties. Ms. Rosenberg also currently chairs the compensation committees of Equity Residential, Dynegy, Ventas, and Capital Trust.

         RAYMOND A. GROSS is the Chief Executive Officer and a director of Security Associate International, Inc. From March 2000 to June of 2001 Mr. Gross was Chief Executive Officer and a director of Davel Communications, Inc. Prior to that time Mr. Gross was President of OneSource, a subsidiary of Carlisle Holdings, Inc. In 1993 Mr. Gross became President, Chief Executive Officer and director of Alert Centre, Inc, which was subsequently sold to ADT where he remained as the company's Senior Vice President. From 1984 to 1993 Mr. Gross held executive positions with national firms in the telecommunications and computer services industries. He holds a B.S. in Accounting from Rider University in Lawrenceville, New Jersey.

         GENE M. HENDERSON was elected President and Chief Executive Officer of the Company in October, 1998. From March 1997 until June 1998, Mr. Henderson was President and Chief Executive Officer of DIMAC Marketing, a full service direct marketing company based in St. Louis. From 1977 until March 1997, Mr. Henderson was employed in various capacities by Epsilon Data Management, a database marketing firm based in Burlington, Massachusetts. From 1990 until 1998, Epsilon was a wholly-owned subsidiary of the American Express Company. Among his positions at Epsilon, Mr. Henderson served as Chief Operating Officer and prior to that as President of the division of Epsilon that provides services to membership and fundraising organizations. Mr. Henderson has an undergraduate degree from Coe College and a MBA from the University of Chicago.

         F. PHILIP HANDY is Chairman and President of Winter Park Capital Company, a private investment firm he founded in 1980. Since October 2001, he also serves as Chief Executive Officer of Strategic Industries, a private global manufacturing company owned principally by Citigroup Venture Capital. From 1996 through 1999, he was a Managing Director of Equity Group Investments, Inc., an owner and financier of real estate and corporate investments. Mr. Handy currently serves as a director of each of Anixter International, Inc., a provider of integrated network and cabling solutions and Wink Communications Group Inc., a provider of interactive enhancements to television programs and commercials.

         HERBERT M. GARDNER has been a Senior Vice President of Janney Montgomery Scott LLC, an investment banking firm, for more than five years. He was a director of two predecessors of the Company from 1983 through 1987. Mr. Gardner is a director of Nu Horizons Electronics Corp., an electronics components distributor. He is Chairman of the Board of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses. He is also a director of TGC Industries, Inc., a company in the geophysical services industry and a director of Hirsch International Corp., an importer of computerized embroidery machines and a developer of embroidery machine application software. Mr. Gardner is a director of Co-Active Marketing Group, Inc., a marketing and sales promotion company, and director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent commercial bank and trust company.

         WILLIAM A. LEDERER is the Chairman, Chief Executive Officer and Chief Investment Officer of Minotaur Capital Management, Inc., an investment firm, which he founded in 1987. Mr. Lederer also founded Art.com, an internet company focused on the delivery of online art, custom framing and art-related products, and managed it from its inception through its sale to Getty Images, Inc. in 1999. Prior to founding Minotaur, Mr. Lederer was the Vice President of Research at Sound Shore Management Inc., an institutional investment advisor. He currently also serves as a director of the Illinois Coalition, a non-profit partisan, private/public partnership of the top leaders from business, labor, government, education and research, the Ravinia Festival, a pre-eminent international festival of the performing arts, Roosevelt University, and XOR, Inc, a managed services provider of solutions for electronic business.

         JOHN A. WARD, III formerly served as Chairman and Chief Executive Officer of American Express Bank and head of the Travelers Cheque Group. Mr. Ward joined American Express following a 27-year career at Chase Manhattan Bank, during which he held various senior posts in the United States, Europe and Japan. His previous position was that of Chief Executive Officer of Chase BankCard Services, which he held from 1993 until 1995.

         GEORGE S. WIEDEMANN is the Chairman of the Board and Chief Executive Officer of Responsys Inc., a provider of on-line direct marketing technology. Prior to that, Mr. Wiedemann was Chairman of the Board and Chief Executive Officer of GreyDirect Marketing Group, Inc., a direct marketing agency he founded in 1979, that specializes in multimedia direct response advertising. He also co-founded and has served as Chairman and Chief Executive Officer of Grey Interactive and Grey Direct e.Marketing in 1993 and 1995, respectively. Mr. Wiedemann was elected to the Direct Marketing Association Board of Directors in 1990, and in 1999 served as Chairman of that Board.

         LESTER WUNDERMAN is founder and Chief Executive Officer of Wunderman, L.L.C., a marketing consulting company. From 1988 through 1998, he was Chairman of the Board of Wunderman Cato Johnson, a direct marketing advertising agency which he founded in 1958, and a director of Dentsu Wunderman Direct, an affiliated company in Japan. From 1958 until 1988 he served as President of Wunderman Cato Johnson. He is Chairman/Director of i-Behavior Inc., an electronic commerce direct marketing database services company. Mr. Wunderman also serves on the Board of Directors of the Children's Television Workshop. He was formerly a director of The Advertising Council and of Direct Marketing Association. He was Secretary-Treasurer of the American Association of Advertising Agencies and a member of its Operations Committee and Board of Directors.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

         There are no family relationships among any of our directors or executive officers.

MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

         During the fiscal year ended September 30, 2001 ("Fiscal 2001"), the Compensation Committee of the Company consisted of Sheli Z. Rosenberg, George S. Wiedemann, William A. Lederer and F. Philip Handy. The Compensation Committee was charged with administering the 1996 Plan, reviewing the compensation of senior management and recommending to the Board of Directors such changes to the compensation of senior management, including changes to the Company's compensation plans and programs, as the Compensation Committee determines are appropriate.

         During Fiscal 2001, the Audit Committee of the Company consisted of Herbert M. Gardner, John A. Ward, III and Lester Wunderman. The Audit Committee is charged with recommending to the Board of Directors the engagement of the Company's independent public accountants, reviewing the plan and results of the auditing engagement with the Chief Financial Officer of the Company and the independent public accountants, reviewing the scope and nature of the Company's internal auditing system with the Chief Financial Officer and considers any non-audit functions to be performed by the independent auditors.

         The Board adopted and approved a charter for the Audit Committee in 2000, a copy of which was attached to the Proxy for Fiscal Year 2000. The Company's Voting Securities are listed on the American Stock Exchange and the Philadelphia Stock Exchange and are governed by their listing standards. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in the listing standards of the American and Philadelphia Stock Exchanges.

         During the fiscal year ended September 30, 2001, the Board of Directors held six meetings, the Compensation Committee held three meetings, and the Audit Committee held four meetings. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Each director attended at least 75% of the aggregate number of meetings held by the Board and any committee on which he served.

COMPENSATION OF DIRECTORS

         For 2001, The Company paid each director, other than the Chairperson, who was not a full-time employee, an annual stipend of $18,000 in quarterly installments in arrears on January 1, April 1, July 1 and October 1. Full-time employees of the Company who also served as directors did not receive compensation for attending board meetings. The 1996 Plan allows non-employee directors to elect to take their directors' fees in either cash or as deferred stock awards. The Company also paid each member of the Audit Committee and Compensation Committee an attendance fee of $1,000 for each meeting of the respective committee attended by such member. The Chairperson of the Board of Directors received options to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share. These options vest ratably over a three-year period, at the end of each year.

         For fiscal 2002, the compensation for each director, other than the Chairperson, who is not a full-time employee, will be raised to an annual stipend of $30,000 and paid in quarterly installments in arrears on January 1, April 1, July 1 and October 1 of each fiscal year. The 1996 Plan allows non-employee directors to elect to take their directors' fees in either cash or as deferred stock awards. On the day after each of the Company's annual meetings, each person who is a non-employee director on any such day will automatically receive a non-qualified stock option under the 1996 Plan relating to the purchase of 10,000 shares of Common Stock at the market price at the close of the next trading day after the annual meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other company.

         Since 1997, the Company has retained the services of Equity Group Corporate Investments to perform financial consulting and investment advisory services for it. Sheli Z. Rosenberg, who became a director in November, 2000, is Vice Chairperson of Equity Group Corporate Investments. The Company believes that such services have been on terms no less favorable to the Company than could have been obtained from other independent parties. In Fiscal 2001, the Company paid fees and expenses to Equity Group Corporate Investments in the amount of $250,000 and anticipates paying fees in the amount of $250,000 in the next fiscal year.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

         The Company's executive compensation program is designed to help attract, retain, and motivate the highly qualified personnel needed to manage the Company's business and affairs. To meet these goals, the Company has implemented a compensation program with the following components:

         o base salaries that reflect the scope and responsibilities of the position, as well as the skills, knowledge, experience, abilities, and contributions of each individual executive.

         o short-term incentives that are based on the financial performance of the Company.

         o long-term incentives that balance the executive officer's short- and long-term perspectives and provide rewards consistent with Stockholder returns.

         Compensation decisions are made following an assessment of the individual's contributions to the Company's success, any significant changes in the individual's role or responsibility, and internal equity of the Company's compensation relationships.

         The competitiveness of the Company's total compensation program--incorporating base salaries, short-term incentives and long-term incentives--is reviewed, and, where appropriate, with the assistance of outside compensation consultants. Based on the these internal and external reviews, the Company concluded that the compensation paid to its executives was fair and reasonable. In general, the Company believes that the overall compensation levels for the executive group should reflect competitive levels of compensation for comparable positions in similarly sized companies over the long term.

         The Company believes that it is essential to link executive compensation and Company performance. To meet this objective, the Company maintains a stock option program which provides option grants on a regular, though not necessarily annual, basis to provide participants with an opportunity to share in the Company's performance. Stock option grants and stock awards reflect the past contributions of the individual, the individual's ability to affect Company profitability, the scope of the individual's responsibilities, the need to retain the individual's services over time and management's assessments and recommendations. All executive officers, including the chief executive officer, are eligible to participate in this program.

         The Company's policy of awarding cash bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for achievement of substantive Company and personal objectives. Actual awards paid are based primarily on actual Company performance. During Fiscal 2001, $1,354,000 bonuses were awarded to executive officers and other key employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Henderson's employment arrangements consist of a base salary of $365,385; and an annual bonus eligibility of up to 100% of his base salary. He received a $362,406 cash bonus in Fiscal 2001.

         Additional information concerning the salary, bonus, and stock awards for the Company's senior executive officers can be found in the section appearing elsewhere in this Proxy Statement under the caption "Executive Contracts, Termination of Employment and Change-in-Control Arrangements."

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to Section 162(m) of the Internal Revenue Code. Where it deems advisable, the Company will take appropriate action to maintain the tax deductibility of its executive compensation.

                                                        COMPENSATION COMMITTEE

                                                        Sheli Z. Rosenberg
                                                        William A. Lederer
                                                        Lester Wunderman
                                                        F. Philip Handy

January 27, 2002

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid during the last three fiscal years to (i) each person that served as the Company's Chief Executive Officer during Fiscal 2001, and (ii) the four most highly compensated executive officers of the Company (the "Named Executive Officers"):


                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                       ANNUAL COMPENSATION              -----------------
                                             ----------------------------------------
                                                                                           SECURITIES
                                                                             OTHER         UNDERLYING        ALL OTHER
                                                SALARY         BONUS         ANNUAL       OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR         ($)           ($)       COMPENSATION         (#)               ($)
---------------------------          ----       -------       -------     ------------   ---------------   ------------

Gene M. Henderson (1)                2001      $365,385      $362,406            --             --            $12,000(3)
President and Chief                  2000       350,000           --             --         250,000(2)         12,000(3)
Executive Officer                    1999       320,685       175,000            --         390,000(4)         64,816(5)

James M. Callaghan (6)               2001       354,911        72,481            --             --             12,000(3)
Vice President of the                2000       335,000           --             --          91,500(7)         12,000(3)
Company and President                1999       334,615           --             --             --             12,000(3)
of iDine Restaurant
Company Inc.

Stephen E. Lerch                     2001       240,192       115,927            --          50,000            12,000(3)
Executive Vice President             2000       222,500        45,000            --         125,000(8)         12,000(3)
and Chief Financial Officer          1999       200,000           --             --             --             37,000(9)

Gregory J. Robitaille                2001       215,077        90,900            --         300,000               --
Executive Vice President             2000        68,654           --             --             --                --
of Transmedia Network                1999           --            --             --             --                --
Company Inc.

Gerald J. Hughes                     2001       205,385        95,485            --          200,000              --
Senior Vice President of             2000        63,750           --             --             --                --
Transmedia Service                   1999           --            --             --             --                --
Company Inc.

------------------------------
(1)      See "Employment Contracts, Termination of Employment and
         Change-in-Control Arrangements" for a summary of the terms of his employment arrangements with the Company.

(2) Represents options to purchase 250,000 shares at an exercise price of $4.25 per share, which were granted under the 1996 Plan and expire in June 2010.

(3)      Represents $1,000 per month car allowance.

(4) Includes (i) options to purchase 250,000 shares at an exercise price of $2.00 per share, which were granted under the 1996 plan and expire in October 2008, (ii) options to purchase 100,000 shares at an exercise price of $2.375 per share, which were granted under the 1996 Plan and expire in October 2008 and (iii) 40,000 shares of restricted stock granted under the 1996 Plan which will fully vest in July 2001, unless Mr. Henderson is terminated before such date, at which time such shares will vest immediately.

(5) Includes (i) $53,816 in moving expenses and (ii) an $1,000 per month car allowance.

(6) On September 30, 2001, Mr. Callaghan resigned his position with the Company and with iDine Restaurant Company Inc. Mr. Callaghan remains an employee of the Company in a consultative position.

(7) Includes (i) options to purchase 16,500 shares at an exercise price of $2.5625 per share, which were granted under the 1996 Plan and expire in January 2010 and (ii) options to purchase 75,000 shares at an exercise price of $4.25 per share, which were granted under the 1996 Plan and expire in June 2010.

(8) Includes (i) options to purchase 50,000 shares at an exercise price of $2.5625 per share, which were granted under the 1996 Plan and expire in January 2010 and (ii) options to purchase 75,000 shares at an exercise price of $4.25 per share, which were granted under the 1996 Plan and expire in June 2010.

(9) Includes (i) $25,000 in deferred moving expenses and (ii) a $1,000 per month car allowance.


OPTIONS GRANTED

         Shown below is further information regarding employee stock options awarded during Fiscal 2001 under the 1996 Plan to the Named Executive Officers. No stock appreciation rights were awarded during the year.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                INDIVIDUAL GRANTS
             --------------------------------------------------------------

                                                                                                         REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                        STOCK PRICE
                                    NUMBER OF    PERCENT OF                                             APPRECIATION
                                    SECURITIES TOTAL OPTIONS    EXERCISE MARKET                       FOR OPTION TERM
                                    UNDERLYING   GRANTED TO     OF BASE  PRICE ON
                       DATE OF       OPTIONS     EMPLOYEES       PRICE    DATE OF  EXPIRATION -------------------------------------
         NAME           GRANT        GRANTED   IN FISCAL YEAR    ($/SH)    GRANT      DATE         0%          5%          10%
-----------------------------------------------------------------------------------------------------------------------------------

Gardener, Herbert M.     3/2/01        7,500          1.18%      3.00      3.00     3/2/11       22,500      36,650      58,359
Handy, F. Philip         3/2/01        6,500          1.03%      3.00      3.00     3/2/11       19,500      31,763      50,578
Hughes, Gerald J.      10/23/00      200,000         31.57%      2.50      2.50   10/23/10      500,000     814,447   1,296,871
Lederer, William A.      3/2/01        5,000          0.79%      3.00      3.00     3/2/11       15,000      24,433      38,906
Lerch, Stephen E.       2/27/01       50,000          7.89%      2.50      2.50     3/2/11      125,000     203,612     324,218
Robitaille, Gregory    10/23/00      250,000         39.46%      2.50      2.50   10/23/10      625,000   1,018,059   1,621,089
J.
Robitaille, Gregory      1/2/01       50,000          7.89%     2.875     2.875     1/2/11      143,750     234,154     372,850
J.
Rosenburg, Sheli Z.    12/29/00      150,000         23.68%      3.00      3.00   12/29/10      450,000     733,003   1,167,184
Ward, III John A.        3/2/01        5,500          0.87%      3.00      3.00     3/2/11       16,500      26,877      42,797
Wiedemann, George        3/2/01        6,500          1.03%      3.00      3.00     3/2/11       19,500      31,763      50,578
Wunderman, Lester        3/2/01        6,500          1.03%      3.00      3.00     3/2/11       19,500      31,763      50,578


AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning options held as of September 30, 2001.


                                                           NUMBER OF
                                                      SECURITIES UNDERLYING                   VALUE OF UNEXERCISED
                           SHARES                      UNEXERCISED OPTIONS                  IN-THE-MONEY OPTIONS AT
                          ACQUIRED      VALUE      HELD AT FISCAL YEAR-END (#)              FISCAL YEAR-END ($) (1)
                         ON EXERCISE   REALIZED  ---------------------------------      ---------------------------------
NAME                         (#)         ($)       EXERCISABLE     UNEXERCISABLE          EXERCISABLE     UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Gene M. Henderson            --           --              237,500         362,500                156,250         156,250
James M. Callaghan           --           --              212,250          74,875                  1,805           5,414
Stephen E. Lerch             --           --               80,000         150,000                  5,469          41,406
Gregory J. Robitaille        --           --               75,000         225,000                 32,813          98,438
Gerald J. Hughes             --           --               50,000         150,000                 25,000          75,000

(1) The value of "in-the-money" stock options represents the positive spread between the exercise price of options and the fair market value of the underlying shares on September 30, 2001, which was $3.00.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         The following is a summary of the employment arrangements with the executive officers named above:

         GENE M. HENDERSON. In October 1998, the Board elected Mr. Henderson President and Chief Executive Officer of the Company. The terms of his employment include: (i) a base salary of $375,000 per year (subject to adjustment annually in October of each year, and a bonus of up to 100% of his base salary; (ii) the granting in 1998 of ten-year options to purchase 250,000 shares of Common Stock at an exercise price of $2.00, and (iii) the granting in 1998 of ten-year options to purchase an additional 100,000 shares of Common Stock at an exercise price of $2.375. All the options vest ratably over four years following their date of grant. The vesting schedule of the options may be accelerated, however, if the Company's stock price achieves certain closing price levels for 20 consecutive trading days as follows: (a) 50% of the options vest if the stock price is at or above $12.00 per share; (b) an additional 25% of the options vest if the stock price is at or above $16.00 per share; and (c) 100% of the options vest if the stock price is at or above $20.00 per share. The terms of Mr. Henderson's employment restrict him from competing against the Company for a one-year period following the termination of his employment with the Company and also provide that Mr. Henderson will be entitled to receive a lump sum payment equal to 18 months base salary from the employment termination date plus the greater of his guaranteed bonus for that year (if any) or the pro rata bonus of the maximum bonus for that year payable upon the occurrence of a "Change-in-Control" (as defined in the 1996 Plan). In addition, upon a Change-in-Control, all of Mr. Henderson's stock options will vest as provided in the 1996 Plan.

         JAMES CALLAGHAN. In October 1998, the Company and Mr. Callaghan amended the terms of his employment to provide that he will serve the Company as Vice President and as President of iDine Restaurant Group Inc. f/k/a Transmedia Restaurant Company Inc. until September 30, 2001. His annual base salary was $345,000 and he was eligible to receive a bonus not to exceed one-half of his salary during each year. The Company also agreed to maintain in force a $500,000 life insurance policy on his life, which will be transferred to Mr. Callaghan, without cost, at the end of the employment term (whether or not he becomes disabled during the term of his employment). If Mr. Callaghan became disabled during the employment term, he would receive his full compensation during the first six months of disability (including a pro rata bonus, if any), and thereafter will be paid 75% of his salary until the end of the term of his employment (including a pro rata bonus, if any). Upon a Change-of-Control (as defined in the 1996 Plan), all unvested options would vest and be exercisable in accordance with the terms of the 1996 Plan. On September 30, 2001, Mr. Callaghan retired from his position as President of iDine Restaurant Group Inc. and remains an employee of the Company. The terms of his employment restrict Mr. Callaghan from competing against the Company for a two-year period following the termination of his employment.

         STEPHEN E. LERCH. Effective January 1, 2001, Mr. Lerch received a base salary of $250,000. The terms of his employment also provide that Mr. Lerch will be entitled to receive a lump sum payment of $500,000 in the event of a "change-of-control" of the Company in which he was not offered a comparable position of comparable salary. The terms of his engagement letter do not define a "change-of-control."

         GREGORY J. ROBITAILLE. Under the terms of his employment, he receives a base salary of $218,000. Mr. Robitaille's employment agreement provides that for a one-year period following the termination of his employment for other than cause, the occurrence of a "Change-in-Control" (as defined in the 1996 Plan), or diminution in his duties, he will be entitled to receive a lump sum payment equal to 12 months base salary from the employment termination date plus the greater of his guaranteed bonus for that year (if any) or the pro rata bonus of the maximum bonus for that year and was granted in 2001, ten-year options to purchase 250,000 shares of Common Stock at an exercise price of $2.50. All the options vest ratably over four years following their date of grant.

         GERALD J. HUGHES. Under the terms of his employment, he receives (i) a base salary of $210,000 and was granted in 2001, ten-year options to purchase 200,000 shares of Common Stock at an exercise price of $2.50. All the options vest ratably over four years following their date of grant.

                           THE AUDIT COMMITTEE REPORT

         The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended September 30, 2001, which include the consolidated balance sheets of the Company as of September 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended September 30, 2001, and the notes thereto.

         The Audit Committee assists the Board of Directors in overseeing and monitoring the Company's financial reporting process and the quality of its internal and external audit process.

REVIEW WITH MANAGEMENT

         The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended September 30, 2001, which include the consolidated balance sheets of the Company as of September 30, 2001 and 2000, and the related consolidated statement of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended September 30, 2001, and the notes thereto.

         The Committee also discussed with management the significant accounting policies utilized by the company as well as the methodology for any material estimates used in the preparation of the financial statement

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

         The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP their independence from the Company.

CONCLUSION

         Based on the review and discussions referred to above, the committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.


                                       SUBMITTED BY AUDIT COMMITTEE OF
                                       THE BOARD OF DIRECTORS


                                       Herbert M. Gardner
                                       John A. Ward, III
                                       Lester Wunderman

PERFORMANCE ANALYSIS

         Set forth below is a line graph comparing the cumulative total return of the Company, the Standard & Poor's 500 Stock Price Index ("S&P 500") and the Standard & Poor's Financials Index ("S&P Financials Index") for the five fiscal years commencing October 1, 1996 and ended September 30, 2001.


                              [PERFORMANCE GRAPH]




                                         09/30/1996    09/30/1997    09/30/1998    09/30/1999    09/30/2000    09/30/2001
COMPANY                                  ----------    ----------    ----------    ----------    ----------    ----------
-------
Transmedia Network Inc.                      100            73            56            53            66            53

now iDine Rewards Network Inc.......

S&P 500 Composite Index.............         100           138           148           187           209           151

S&P Financials Index................         100           154           148           170           223           190

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         Except as otherwise specified, the following table sets forth certain information, as of December 31, 2001, regarding ownership of the Company's Voting Stock by each person who is known by the Company to own beneficially more than 5% of its Voting Stock. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to the shares beneficially owned by him.


                                                          AMOUNT OF
                                         AMOUNT OF         SERIES A          OPTIONS AND                            PERCENT OF
                                        COMMON STOCK     PREFERRED STOCK        WARRANTS                              TOTAL
                                        BENEFICIALLY      BENEFICIALLY     EXERCISABLE WITHIN      TOTAL VOTING       VOTING
NAME AND ADDRESS                            OWNED           OWNED(1)            60 DAYS                STOCK          STOCK
-----------------------------------   ----------------  ----------------- --------------------    --------------   ------------
Samstock, L.L.C. ...................      2,322,952         2,692,748          2,966,618(2)       9,269,424(3)(4)      40.3%
Halmostock Limited Partnership              438,305           206,204            192,858(5)
       (see footnote 4 for addresses)

Minotaur Partners II, L.P...........      1,194,521               --           2,389,042          3,583,563(6)         20.2%
ValueVision International Inc. .....        219,178               --             438,356            657,534(6)
Dominic Mangone ....................        119,589               --             239,178            358,767(6)
Raymond Bank .......................         10,959               --              21,918             32,877(6)
   (See footnote 7 for addresses)

         Except as otherwise specified, the following table sets forth certain information regarding beneficial ownership of the Company's Voting Stock, as of December 31, 2001, by each nominee for election as a director of the Company, the executive officers named in the "Summary Compensation Table" and the executive officers and directors as a group, and includes options and warrants to purchase shares of Common Stock which will become exercisable within 60 days of December 31, 2001. Except as otherwise indicated, each such Stockholder has sole voting and investment power with respect to the shares beneficially owned by such Stockholder.


                                                          AMOUNT OF
                                         AMOUNT OF         SERIES A          OPTIONS AND                            PERCENT OF
                                        COMMON STOCK     PREFERRED STOCK        WARRANTS                              TOTAL
                                        BENEFICIALLY      BENEFICIALLY     EXERCISABLE WITHIN      TOTAL VOTING       VOTING
NAME AND ADDRESS                            OWNED           OWNED(1)            60 DAYS                STOCK          STOCK
------------------------------------  ----------------  ----------------- --------------------    --------------   ------------
Sheli Z. Rosenberg..................        70,588              --               50,000             120,588(7)           *
      c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181


                                                          AMOUNT OF
                                         AMOUNT OF         SERIES A          OPTIONS AND                            PERCENT OF
                                        COMMON STOCK     PREFERRED STOCK        WARRANTS                              TOTAL
                                        BENEFICIALLY      BENEFICIALLY     EXERCISABLE WITHIN      TOTAL VOTING       VOTING
NAME AND ADDRESS                            OWNED           OWNED(1)            60 DAYS                STOCK          STOCK
------------------------------------  ----------------  ----------------- --------------------    --------------   ------------

Gene M. Henderson...................       244,795            46,613            440,610             732,018(8)          3.6%
     c/o Transmedia Network Inc.
     290 Park Ave. South
     New York, New York 10010

James M. Callaghan..................       107,580            27,153            263,718             398,451(9)          2.0%
     c/o Transmedia Network Inc.
     290 Park Ave. South
     New York, New York 10010

Herbert M. Gardner..................       309,743            91,486            104,163             519,182(10)         2.6%
     c/o Transmedia Network Inc.
     290 Park Ave. South
     New York, New York 10010

Raymond A. Gross....................          --                --                 --                 --                  *
      c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181

F. Philip Handy....................        154,700            48,073             98,343             314,906(11)         1.6%
     c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida 33181

William A. Lederer..................     1,202,521              --            2,394,042           3,596,563(12)        16.2%
      c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181

Stephen E. Lerch....................          --                --              105,000             105,000(13)           *
     c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181

John A. Ward, III...................        38,266                95             43,361              85,781(14)           *
      c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181

George S. Wiedemann.................        15,959             5,622             78,308             113,679(15)           *
     c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181



                                                          AMOUNT OF
                                         AMOUNT OF         SERIES A          OPTIONS AND                            PERCENT OF
                                        COMMON STOCK     PREFERRED STOCK        WARRANTS                              TOTAL
                                        BENEFICIALLY      BENEFICIALLY     EXERCISABLE WITHIN      TOTAL VOTING       VOTING
NAME AND ADDRESS                            OWNED           OWNED(1)            60 DAYS                STOCK          STOCK
------------------------------------  ----------------  ----------------- --------------------    --------------   ------------
Lester Wunderman....................        26,000              --               80,664             123,084(16)           *
     c/o Transmedia Network Inc.
     11900 Biscayne Boulevard
     North Miami, Florida  33181

All directors and executive officers
as a group (11 persons) ............     2,170,152           219,042          3,653,209            6,101,622            26.0%

-------------------
* Represents less than 1%.

(1)  Each share of Series A Preferred Stock is presently convertible into
     1.12915 shares of Common Stock at the option of the holder.

(2) Includes 347,768 of the 3,040,516 shares of Common Stock issuable upon the conversion of the 2,692,748 shares of Series A Preferred Stock held by Samstock, L.L.C. (representing the additional voting power Samstock, L.L.C. would gain upon conversion of it shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted).

(3) Includes 449,739 shares of Common Stock which are owned by certain stockholders, but which are subject to the voting and disposition restrictions contained in the Amended and Restated Agreement Among Stockholders, dated as of March 3, 1998, among Samstock, L.L.C. and certain stockholders, pursuant to which such stockholders beneficially owned shares of Common Stock are subject to shared voting and disposition power with Samstock, L.L.C., which is an affiliate of Equity Group Corporate Investments of which Sheli Z. Rosenberg is Vice Chairperson. See "Certain Relationships and Related Transactions".

(4)  Based in part: (i) upon information set forth in Amendment No. 5 to the
     Schedule 13D filed on December 22, 2000 by Samstock, L.L.C., (ii) other information available to the Company and (iii) pursuant to a Stockholders' Agreement (the "Stockholders' Agreement"), dated as of March 3, 1998, among the referenced entities. According to the Stockholders' Agreement, each entity appointed Samstock, L.L.C. its true and lawful attorney and proxy, during the period of such Stockholders' Agreement, to appear for, represent, and vote the shares of Common Stock held by each stockholder, as defined in the Stockholders' Agreement. See "Certain Relationships and Related Transactions". The addresses for these entities are as follows:
     Samstock, L.L.C. at Two North Riverside Plaza, Chicago, Illinois 60606 and Halmostock Limited Partnership at 21 W. Las Olas Boulevard, Fort Lauderdale, Florida 33301.

(5) Includes 26,631 of the 232,835 shares of Common Stock issuable upon the conversion of the 206,204 shares of Series A Preferred Stock held by Halmostock Limited Partnership (representing the additional voting power Halmostock Limited Partnership would gain upon conversion of it shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted) and (ii) warrants to purchase 166,227 shares of Common Stock, which are exercisable in equal parts at $6.00 per share, $7.00 per share and $8.00 per share and expire in March 2003.

(6)  Based in part (i) upon information set forth in Amendment No. 1 to the
     Schedule 13D filed on August 24, 2000 and (ii) pursuant to a Stock Purchase and Sale Agreement, dated as of April 28, 2000. See "Certain Relationships and Related Transactions". The addresses for these entities are as follows:
     Minotaur Partners II, L.P. at 150 South Wacker Drive, Suite 470, Chicago, Illinois 60606; ValueVision International Inc. at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344; Dominic Mangone at 6N 271 James Court, Medinah, Illinois 60157; and Raymond Bank at P.O. Box #106, Butler, Maryland 21023.

(7) Includes for Ms. Rosenberg 70,588 Shares of Common Stock beneficially owned by Ms. Rosenberg, (ii) options to purchase 50,000 shares of Common Stock at a price of $3.00 per share.

(8) Includes for Mr. Henderson (i) 244,795 shares of Common Stock beneficially owned by Mr. Henderson, (ii) 46,613 shares of Series A Preferred Stock beneficially owned by Mr. Henderson, (iii) options to purchase 325,000 shares of Common Stock, (iv) 109,590 Shares of Common Stock which may be acquired upon exercise of outstanding warrants at exercise prices in equal parts at $5.93125 per share and $7.30 per share which expire in April 2005 and (v) 6,020 of the 52,633 shares of Common Stock issuable upon the conversion of the 46,613 shares of Series A Preferred Stock held by Mr. Henderson (representing the additional voting power Mr. Henderson would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted).

(9) Includes for Mr. Callaghan (i) 107,580 shares of Common Stock beneficially owned by Mr. Callaghan, (ii) 27,153 shares of Series A Preferred Stock beneficially owned by Mr. Callaghan, (iii) options to purchase 216,375 shares of Common Stock, (iv) 43,836 Shares of Common Stock which may be acquired upon exercise of outstanding warrants at exercise prices in equal parts at $5.93125 per share and $7.30 per share which expire in April 2005 and (v) 3,507 of the 30,660 shares of Common Stock issuable upon the conversion of the 27,153 shares of Series A Preferred Stock held by Mr. Callaghan (representing the additional voting power Mr. Callaghan would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted). Does not include 5,724 shares of Common Stock held in the Individual Retirement Account of Mr. Callaghan's wife, as to all of which shares Mr. Callaghan disclaims beneficial ownership.

(10) Includes for Mr. Gardner (i) 309,743 shares of Common Stock beneficially owned by Mr. Gardner, (ii) 91,486 shares of Series A Preferred Stock beneficially owned by Mr. Gardner, (iii) options to purchase 42,500 shares of Common Stock, (iv) 30,684 shares of Common Stock which may be acquired upon exercise of outstanding warrants at exercise prices in equal parts at $5.93125 per share and $7.30 per share (v) 11,815 of the 103,301 shares of Common Stock issuable upon the conversion of the 91,486 shares of Series A Preferred Stock held by Mr. Gardner (representing the additional voting power Mr. Gardner would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted), and (vi) 19,164 shares of Common Stock that Mr. Gardner may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees. Does not include an aggregate of 13,945 shares of stock and warrants to purchase Common Stock held by Mr. Gardner's wife.

(11) Includes for Mr. Handy (i) 154,700 shares of Common Stock beneficially owned by Mr. Handy, (ii) 48,073 shares of Series A Preferred Stock beneficially owned by Mr. Handy, (iii) options to purchase 16,500 shares of Common Stock, (iv) warrants to purchase 56,470 shares of Common Stock, which are exercisable in equal parts at $6.00 per share, $7.00 per share and $8.00 per share and expire in March 2003, (v) 6,209 of the 54,283 shares of Common Stock issuable upon the conversion of the 48,073 shares of Series A Preferred Stock held by Mr. Handy (representing the additional voting power Mr. Handy would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted), and (vi) 19,164 shares of Common Stock that Mr. Handy may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees. Does not include 117,647 shares of common stock, 36,559 shares of Series A Preferred Stock and warrants to purchase 56,470 shares of Common Stock, which are exercisable in equal parts at $6.00 per share, $7.00 per share and $8.00 per share and expire in March 2003, all of which are held indirectly in Trust.

(12) Includes for Mr. Lederer (i) 1,202,521 shares of Common Stock beneficially owned by Minotaur Partners II, L.P. and (ii) options to purchase 5,000 shares of Common Stock, and (iii) 2,389,042 shares of Common Stock which may be acquired upon exercise of outstanding warrants beneficially owned by Minotaur Partners II, L.P. at exercise prices in equal parts of $5.93125 and $7.30 per share, which warrants expire in April 2005. Mr. Lederer may be deemed to be beneficial owner of the shares and warrants beneficially owned by Minotaur Partners II, L.P. because he is a stockholder, director and principal of the manager of the general partner of Minotaur Partners II, L.P., a member of the general partner of Minotaur Partners II, L.P., a Chairman, Chief Executive Officer and Chief Investment Officer of Minotaur Capital Management, Inc., which is a limited partner of Minotaur Partners II, L.P. Mr. Lederer disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(13) Includes for Mr. Lerch options to purchase 105,000 shares of Common Stock.

(14) Includes for Mr. Ward (i) 38,266 shares of Common Stock owned by Mr. Ward,
     (ii) 28,918 shares of Common Stock which may be acquired upon exercise of outstanding warrants at exercise prices in equal parts at $5.93125 per share and $7.30 per share, which warrants expire in April 2005, (iii) 12 of the 107 shares of Common Stock issuable upon the conversion of the 95 shares of Series A Preferred stock held by Mr. Ward (representing the additional voting power Mr. Ward would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted), and
     (iv) 9,431 shares of Common Stock that Mr. Ward may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees, and (iv) options to purchase 5,000 shares of common stock.

(15) Includes for Mr. Wiedemann (i) 15,959 shares of Common Stock owned by Mr. Wiedemann, (ii) 5,622 shares of Series A Preferred Stock beneficially owned by Mr. Wiedemann, (iii) options to purchase 36,500 shares of Common Stock,
     (iv) 21,918 shares of Common Stock which may be acquired upon exercise of outstanding warrants at exercise prices in equal parts at $5.93125 per share and $7.30 per share, which warrants expire in April 2005, (v) 726 of the 6,348 shares of Common Stock issuable upon the conversion of the 5,622 shares of Series A Preferred Stock held by Mr. Wiedemann (representing the additional voting power Mr. Wiedemann would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.12915 shares of Common Stock per each share of Series A Preferred Stock converted), and (vi) 19,164 shares of Common Stock that Mr. Wiedemann may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees,.

(16) Includes for Mr. Wunderman (i) 26,000 shares of Common Stock owned by Mr. Wunderman, (ii) options to purchase 61,500 shares of Common Stock and (iii) 19,164 shares of Common Stock that Mr. Wunderman may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees.

                                 PROPOSAL NO. 2:
                            APPROVAL OF AMENDMENT TO
                        THE 1996 LONG-TERM INCENTIVE PLAN

GENERAL

         The stockholders are being asked to approve an amendment to the Company's 1996 Long-Term Incentive Plan, as amended (the "1996 Plan"), in order to increase the number of shares of Common Stock that may be subject to outstanding awards at any point in time under the 1996 Plan by 1,000,000 shares to an aggregate of 3,505,966 shares. The 1996 Plan was adopted by the Board of Directors on January 19, 1996, approved by the Company's stockholders on March 20, 1996. Under the 1996 Plan as it exists presently, a maximum of 2,505,966 shares of Common Stock may be subject to outstanding awards at any point in time.

         As of January 27, 2002, 101,041 shares of Common Stock were available for issuance under the 1996 Plan (exclusive of the increase in shares subject to stockholder approval at this meeting). Options to purchase 2,386,800 shares and 390,000 shares of restricted stock granted pursuant to the plan were outstanding as of this date.

         The 1996 Plan authorizes the Compensation Committee of the Board of Directors (the "Committee") to administer the grant of awards thereunder. The provisions of these awards are outlined below. The 1996 Plan is structured to allow the Committee discretion in creating incentives in order to assist the Company in attracting, retaining and rewarding directors, officers and other key employees and consultants of the Company. The Board of Directors believes the remaining shares under the 1996 Plan are insufficient to accomplish these purposes. Therefore, the Board of Directors is proposing to increase the number of shares of Common Stock that may be subject to outstanding awards at any point in time under the 1996 Plan by 1,000,000 shares to an aggregate of 3,505,966 shares.

SUMMARY OF THE 1996 PLAN

         The following is a brief description of the material features of the 1996 Plan. A copy of the 1996 Plan will be furnished to any stockholder upon oral or written request to: iDine Rewards Network Inc., 11900 Biscayne Boulevard, North Miami, Florida 33181, Attention: Secretary (Telephone No. (305) 892-3300).

         PURPOSE. The purpose of the 1996 Plan is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

         SHARES AVAILABLE AND AWARD LIMITATIONS. Under the 1996 Plan, a maximum of 2,505,966 shares of Common Stock may be subject to outstanding awards at any point in time.

Subject to stockholder approval of the proposed amendment, the maximum number of shares of Common Stock that may be subject to outstanding awards at any point in time will be increased from 2,505,966 to 3,505,966. Shares of Common Stock delivered under the 1996 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. In addition, the 1996 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given calendar year in order to qualify awards as "performance-based compensation" not subject to the $1,000,000 cap on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any calendar year be granted awards under the 1996 Plan with respect to more than 250,000 shares of Common Stock nor be paid in connection with awards amounts of cash that exceed the greater of the fair market value of that number of shares at the date of grant or the date of settlement of the award. Adjustments to the exercise price as well as to the number and kind of shares of stock, subject to the share limitations and annual per-person limitations under the 1996 Plan and subject to outstanding awards, are authorized in the event that the Committee determines that a dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 1996 Plan.

         On January 25, 2002, the last reported sale price of the Company's Common Stock on the composite tape for American Stock Exchange-listed securities was $5.39 per share.

         ELIGIBILITY. Directors, executive officers and other key employees of the Company and its subsidiaries, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries, and a person who is employed by an entity expected to become a subsidiary, is eligible to be granted an award under the 1996 Plan; provided that such award shall be cancelled if such person fails to commence such employment, or if such entity fails to become a subsidiary, and no payment of value may be made in connection with such award until such person has commenced such employment or until such entity has become a subsidiary.

         ADMINISTRATION. The 1996 Plan is administered by the Committee. Subject to the terms and conditions of the 1996 Plan, the Committee has full and final authority to designate participants, determine the type or types and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the 1996 Plan, adopt and construe rules and regulations relating to the 1996 Plan, and make all other decisions and determinations which the Committee may deem necessary or advisable for the administration of the 1996 Plan. The 1996 Plan provides that Committee members and officers and employees of the Company acting on behalf of the Committee will not be personally liable, and will, to the extent permitted by law, be fully indemnified and protected by the Company, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 Plan.

         STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights ("SARs") entitling the participant to receive, upon the exercise thereof, the excess of
(A) the fair market value of a share of Common Stock on the date of exercise (or other date specified by the Committee) over (B) the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR is determined by the Committee provided that the exercise price of an ISO generally may not be less than the fair market value of the stock on the date of grant. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Committee, except no ISO or SAR granted in tandem therewith may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, Common Stock, other awards or other property (including notes or other contractual obligations of participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee. Unless otherwise determined by the Committee, options will generally remain exercisable for a period of 90 days (one year in the case of death or disability) following termination of employment.

         RESTRICTED AND DEFERRED STOCK. The 1996 Plan also authorizes the Committee to grant restricted stock and deferred stock. Restricted stock is an award of shares of stock which are subject to restrictions on transferability and which may be forfeited and reacquired by the Company in the event of certain terminations of employment prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of the applicable deferral period or portion thereof to which forfeiture conditions apply. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership (although dividend equivalents may be granted, as discussed below).

         DIVIDEND EQUIVALENTS. The Committee is authorized to grant dividend equivalents conferring on participants the right to receive cash, Common Stock, other awards, or other property equal in value to dividends paid on a specific number of shares of Common Stock. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Committee may provide that dividend equivalents will be paid or distributed when accrued or will be paid or distributed on a deferred basis, and, if deferred, will be deemed to have been reinvested in additional Common Stock, awards, or other investment vehicles specified by the Committee.

         OTHER STOCK-BASED AWARDS, BONUS STOCK, AND AWARDS IN LIEU OF CASH OBLIGATIONS. In order to enable the Company to respond to material developments in tax regulations, accounting principles, securities laws, and other legislation and regulations (interpretations thereof), and to trends in executive compensation practices, the 1996 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock and factors that may influence the value of Common Stock. The Committee will determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

         NON-EMPLOYEE DIRECTORS OPTIONS. Each person who becomes a non-employee director will automatically receive a non-qualified stock option under the 1996 Plan relating to the purchase of 5,000 shares of Common Stock on the day after the date that he becomes a non-employee director. On the day after each of the Company's annual meetings, each person who is a non-employee director on any such day will automatically receive a non-qualified stock option under the 1996 Plan relating to the purchase of 5,000 shares of Common Stock, plus an additional 500 shares for each full year of service as a non-employee director performed from the date that the 1996 Plan was approved by the Company's stockholders to the date of such annual meeting, provided, however, that any non-employee director who was granted an option pursuant to the preceding sentence within 30 days of the date of an annual meeting will not be granted an option pursuant to this sentence on the day after such annual meeting.

         The exercise price of each share of Common Stock subject to an option granted to a non-employee director will equal the fair market value of a share of Common Stock on the date of grant. Payment of the exercise price for the shares being purchased may be made in cash, Common Stock, or a combination of both. Such non-qualified stock options will be exercisable one year from the date granted and will have a ten-year term from such date. An exercisable option will generally remain exercisable for a period of 90 days (one year in the event of death or disability) upon a non-employee director's cessation of his term.

         OTHER TERMS OF AWARDS. Awards may be made in a single payment, single transfer, or in installments, and awards may be settled in cash, Common Stock, other awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of interest on any deferred amounts under the plan. The 1996 Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 1996 Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards and other rights granted under the 1996 Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution (or to a designated beneficiary upon the participant's death).

         In addition, the Committee may require achievement of preestablished performance targets as a condition of awards becoming exercisable or settleable under the 1996 Plan. If and to the extent required in order to comply with
Section 162(m) under the Code and regulations thereunder (so that payments with respect to such awards will be fully deductible by the

Company), the business criteria applicable to awards will be selected from among the following: (i) annual return on capital; (ii) annual earnings per share;
(iii) annual cash flow provided by operations; (iv) changes in annual revenues; and/or (v) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures as specified by the Committee.

         Awards under the 1996 Plan are generally granted for no consideration other than services. The Committee, however, may grant awards alone or in addition to, in tandem with, or in substitution for, any other award under the 1996 Plan, any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or subsidiary, or other rights to payment from the Company or subsidiary. Awards granted in addition to or in tandem with other awards may be granted either as of the same time or at different times.

         VESTING, FORFEITURES AND ACCELERATION THEREOF. The Committee may, in its discretion determine the vesting schedule of options and other awards, the types of terminations of employment that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the exercisability and the lapsing of restrictions, or the expiration of deferral periods on any award. Unless otherwise provided by the Committee, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability of an award will immediately lapse upon a change in control as defined in the 1996 Plan.

         AMENDMENT AND TERMINATION OF THE 1996 PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1996 Plan or the Committee's authority to grant awards thereunder without the consent of stockholders or participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by any federal or state law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Unless earlier terminated by the Board, the 1996 Plan will terminate at such time that no shares remain available and the Company has no further obligation with respect to any outstanding award.

         PARTICIPATION IN THE 1996 PLAN. The grant of awards under the 1996 Plan to eligible participants thereunder is subject to the discretion of the Committee. As of the date of this Proxy Statement, there has been no determination by the Committee with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable.

         FEDERAL INCOME TAX IMPLICATIONS OF THE 1996 PLAN. The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 1996 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 1996 Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         A participant's disposition of shares acquired upon the exercise of an option, SAR, or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         With respect to awards granted under the 1996 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

         The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 1996 Plan. Different tax rules may apply with respect to participants who are subject to
Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute, upon exercise of a derivative security within six months after the exempt grant of such derivative security under the 1996 Plan, or in other kinds of transactions under the 1996 Plan (such as payment of exercise price of an option by surrender of previously acquired Common Stock). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws. Because of the variety of awards that may be made under the 1996 Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

         Section 162(m) of the Code, which generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1,000,000. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above) will qualify as such "performance-based compensation," although other awards under the 1996 Plan will not so qualify.

         THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF SHARES OF VOTING STOCK OUTSTANDING ON THE RECORD DATE PRESENT, OR REPRESENTED BY PROXY, AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 PLAN; PROVIDED THAT THE TOTAL VOTE CAST ON THE PROPOSAL REPRESENT MORE THAN 50% OF ALL VOTING STOCK OUTSTANDING ON THE RECORD DATE AND ENTITLED TO VOTE ON THE PROPOSAL.

         THE BOARD OF DIRECTORS CONSIDERS THE PROPOSED AMENDMENT TO THE 1996 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE SUBJECT TO OUTSTANDING AWARDS AT ANY POINT IN TIME UNDER THE 1996 PLAN BY 1,000,000 SHARES OF COMMON STOCK TO AN AGGREGATE OF 3,505,996 SHARES OF COMMON STOCK TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FINANCIAL ADVISORS

         See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions."

AGREEMENTS

         The Company and certain of its stockholders are parties to several agreements which affect the voting and disposition of the Company's Voting Stock. The principal terms of these agreements are as follows:

       o Until Samstock, L.L.C., Halmostock Limited Partnership and their affiliates beneficially own less than an aggregate 15% of the combined voting power of the Company's outstanding voting securities, Samstock, L.L.C. will be entitled to designate two representatives, reasonably acceptable to the independent directors of the Company, to serve on the Board of Directors or one such representative, in the event that Samstock, L.L.C., Halmostock Limited Partnership and their affiliates collectively beneficially own less than 15%, but at least 5%, of the combined voting power of the Company's outstanding voting securities. These arrangements will terminate if Samstock, L.L.C., Halmostock Limited Partnership and their affiliates collectively cease to own voting securities of the Company representing an aggregate of 5% of the combined voting power of the Company. Two representatives designated by Samstock, L.L.C. and Halmostock Limited Partnership are Sheli Z. Rosenberg and Raymond A. Gross.

       o Samstock, L.L.C. has the right to designate, without the consent or approval of the independent directors of the Company, one additional representative to serve on the Board of Directors for a period of three years or, if earlier, until such time as Samstock, L.L.C., Halmostock Limited Partnership and their affiliates beneficially own less than an aggregate 15% of the combined voting power of the Company's outstanding voting securities.

       o Samstock, L.L.C. and Halmostock Limited Partnership agreed that, except for certain exceptions, Samstock, L.L.C. and Halmostock Limited Partnership would vote their securities with respect to the election or removal of directors of the Company either: (a) in accordance with the recommendations of a majority of the disinterested directors of the Company or (b) in the same proportions as the owners of record of the Company's shares of Common Stock, other than those beneficially owned by Samstock, L.L.C. and Halmostock Limited Partnership, vote their shares of Common Stock; provided that Samstock, L.L.C., Halmostock Limited Partnership and their affiliates may vote in favor of the election or retention of the one or two directors designated by Samstock, L.L.C. as described in the preceding paragraph.

       o Certain stockholders, who together are the beneficial owners of 449,739 shares, or 2.3% of the outstanding shares of Common Stock of the Company, and Halmostock Limited Partnership, who together with Samstock, L.L.C. is the beneficial owner of 9,269,424 shares, or 40.3% of the outstanding shares of Voting Stock of the Company, have agreed to grant Samstock, L.L.C. (a) a proxy to vote all of their shares, (b) the right of first refusal on all public and private sales of their shares, and (c) certain rights to require them to sell all of their share holdings in the event Samstock, L.L.C. sells its shares; PROVIDED, HOWEVER, that Halmostock Limited Partnership will not be required to sell 92,000 shares of Common Stock at a share price of $7.11 or less. This arrangement will terminate if Samstock, L.L.C. and their affiliates cease to own voting securities representing at least 5% of the combined voting power of the Company.

       o Minotaur Partners II, L.P., ValueVision International Inc., Dominic Mangone and Raymond Bank, who together beneficially own 4,632,741 shares of Voting Stock, or 20.2% of the outstanding shares of the Voting Stock of the Company, agreed that they will not take any of the following actions prior to August 23, 2005 without the approval of a majority of the Company's disinterested directors, subject to specified limited exceptions: (a) increase their ownership of voting securities beyond the combined voting power of all voting securities represented by the shares and the warrants they each beneficially own, respectively; PROVIDED, however, that the foregoing limit shall not prohibit certain purchases of voting securities directly from the Company and certain repurchases of voting securities by the Company; (b) solicit proxies or assist any other person or otherwise become a "participant" in the "solicitation" of proxies in opposition to the recommendation of a majority of disinterested directors; (c) form, join or participate in any other way in a partnership, pooling agreement, syndicate, voting trust or other "group," or enter into any agreement or arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of voting securities of the Company; (d) assist, encourage or induce any person to bid for or acquire outstanding voting securities of the Company unless the completion of the transaction requires the approval of the board of Directors and the Company obtains a suitable confidentiality and standstill agreement from the party; or (e) take any action to seek to circumvent any of the foregoing limitations.

       o Until Minotaur Partners II, L.P., ValueVision International Inc., Dominic Mangone and Raymond Bank cease to beneficially own more than 5% of the voting securities of the Company, Minotaur Partners II, L.P. shall have the right to designate one representative for nomination to the Company's Board of Directors, provided that such designee is reasonably acceptable to the independent directors of the Company. The current designee of Minotaur Partners II, L.P. to the Company's Board of Directors is William A. Lederer.

       o Minotaur Partners II, L.P., ValueVision International Inc., Dominic Mangone and Raymond Bank have also agreed that, so long as Samstock, L.L.C. is entitled to designate one or two directors to the Company's board of directors, each would vote all of its shares of Company voting securities in favor of Samstock, L.L.C.'s designee or designees. In addition, Samstock, L.L.C. agreed that, so long as Minotaur Partners II, L.P. is entitled to designate a director to the Company's board of directors, Samstock, L.L.C. would vote all of its voting securities in favor of Minotaur Partners II, L.P. designee. These stockholders agreed that, except for certain exceptions, they would vote their shares with respect to the election or removal of directors of the Company in accordance with the recommendations of a majority of the disinterested directors of the Company, provided that they may vote in favor of the election or retention of the director designated by Minotaur Partners II, L.P. Minotaur Partners II, L.P., ValueVision International Inc., Dominic Mangone, Raymond Bank and certain other stockholders have "co-sale" rights if Samstock, L.L.C. sells more than 10% of the shares of Company common stock held by it. In such an event, these stockholders can require that their shares also be purchased on the same terms and conditions.

       o Minotaur Partners II, L.P., ValueVision International Inc., Dominic Mangone, Raymond Bank and certain other stockholders are also subject to "drag-along" provisions if Samstock, L.L.C. sells all of its shares of Common Stock. In such event, Samstock, L.L.C. can require these stockholders to sell their shares on the same terms and conditions. However, Samstock, L.L.C. cannot require them to sell their shares prior to April 28, 2001, if the sale would result in an internal rate of return to these stockholders on their investment of less than 25%.

       o The Company has granted registration rights with respect to the shares of Common Stock that these stockholders purchased from the Company and the shares of Common Stock issuable upon exercise of warrants.

CONSULTING AGREEMENTS

In March 1998, Messrs. Wiedemann and Wunderman entered into consulting arrangements with the Company. As compensation for their services, Mr. Wiedemann and Mr. Wunderman were granted fully vested ten-year options to purchase 20,000 and 45,000 shares of Common Stock, respectively, and exercisable at $5.875 per share of Common Stock.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP audited the Company's financial statements for the fiscal year ended September 30, 2001. The Board of Directors voted to change the Company's fiscal year to the calendar year. No auditor has been selected for the fiscal year ending December 31, 2002 as the Board of Directors, consistent with prior practice, will appoint an auditor for the current fiscal year prior to the commencement of the audit.

         One or more representatives of KPMG LLP are expected to attend our Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire. Material non-audit services will be approved by the Audit Committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of the auditors.

         AUDIT FEES. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for Fiscal 2001 and the reviews of the financial statements included in the Company's Forms 10-Q was $137,000.

         TAX FEES. The aggregate fees billed by KPMG LLP for professional services rendered for the preparation and filing of the Company's various state, local and federal tax returns for Fiscal 2001 was $130,178.

         SYSTEMS CONTROL ASSESSMENT. The aggregate fees billed by KPMG LLP for these professional services for Fiscal 2001 was $75,000. At the request of the Audit Committee, KPMG LLP performed this systems controls assessment.

         ALL OTHER FEES. There were no other fees of approximately $35,500, relating primarily to Agreed Upon Procedures for the securitization and professional services for audit of the 401(k).

                                 OTHER BUSINESS

         It is not intended to bring before the Annual Meeting any matters except those proposed herein. Management is not aware at this time that any other matters are to be presented for action. If, however, any other matters properly come before the meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

                   PROVISION OF CERTAIN ADDITIONAL INFORMATION

         The Company's Annual Report for the fiscal year ended September 30, 2001 is being furnished with this Proxy Statement.

                            PROPOSALS OF STOCKHOLDERS

         Proposals, if any, of stockholders of the Company intended to be presented at the Annual Meeting of Stockholders in 2003 must be received by the Company no later than December 15, 2002. All stockholder notice of proposals submitted outside the processes of Rule 14a-8 of the

General Rules and Regulations under the Securities Exchange Act of 1934 should have been received by December 31, 2001, to be considered for presentation at the Annual Meeting of Stockholders in 2002. The proposal must be mailed to the Company's principal executive offices at 11900 Biscayne Boulevard, North Miami, Florida 33181, Attention: Secretary.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company believes that, during the fiscal year ended September 30, 2001, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, applicable to its officers, directors and greater than ten percent Stockholders were complied with on a timely basis.

                                     REPORTS

         THE INFORMATION CONTAINED IN THE AUDIT COMMITTEE REPORT AND THE COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE 1934 SECURITIES EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

                             FORM 10-K ANNUAL REPORT

         On written request, the Company will provide without charge to each record or beneficial holder of the Company's Voting Stock as of January 25, 2002, additional copies of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests should be addressed to Mr. Stephen E. Lerch, Executive Vice President and Chief Financial Officer, iDine Rewards Network Inc., 11900 Biscayne Boulevard, North Miami, Florida 33181.

                                           By Order of the Board of Directors,



                                           /s/ Keith E. Kiper
                                           ---------------------------
                                           Keith E. Kiper
                                           SECRETARY


Miami, Florida
January 28, 2002

            IDINE REWARDS NETWORK INC. f/k/a TRANSMEDIA NETWORK INC.

             Proxy For Annual Meeting Of Stockholders March 7, 2002

The undersigned hereby appoints Gene M. Henderson and Keith E. Kiper as Proxies, each with power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side of this card, all shares of Common Stock and Series A Preferred Stock of Transmedia Network Inc. (the "Company"), held of record by the undersigned on January 25, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on March 7, 2002 or any postponement or adjournment thereof.

1.    Election of Directors.
      Nominees (term expiring in 2003):           Sheli Z. Rosenberg
                                                  Gene M. Henderson
                                                  F. Philip Handy
                                                  Herbert M. Gardner
                                                  Raymond A. Gross
                                                  William A. Lederer
                                                  John A. Ward, III
                                                  George S. Wiedemann
                                                  Lester Wunderman

      [  ]  FOR
      [  ]  WITHHOLD AUTHORITY to vote for all nominees listed above
      [  ]  FOR all nominees listed (except as marked to the contrary below)

2. To approve an amendment to our 1996 Long-Term Incentive Plan, as amended, to increase the number of shares of Common Stock that may be subject to outstanding awards at any point in time under the 1996 Plan by 1,000,000 shares of Common Stock to an aggregate of 3,505,966 shares of Common Stock

      [  ]  FOR
      [  ]  AGAINST
      [  ]  ABSTAIN
      ----------------------------------------------------------------------

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS' NINE (9) NOMINEES FOR ELECTION AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1996 LONG-TERM INCENTIVE PLAN.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

SIGNATURES:                                   DATE:               , 2002
           ---------------------------------        --------------
Note: Please sign exactly as name or names appears on stock certificate (as indicated hereon).

                             TRANSMEDIA NETWORK INC.
                          1996 LONG-TERM INCENTIVE PLAN
  (including amendments through March 7, 2002, subject to stockholder approval)

     l. PURPOSE. The purpose of this 1996 Long-Term Incentive Plan (the "Plan") of Transmedia Network Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward directors, officers and other key employees and consultants of the Company and its subsidiaries (including consultants providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents, and Other Stock-Based Awards, are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

     (a) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     (b) "Beneficiary" shall mean the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (c)   "Board" means the Board of Directors of the Company.

     (d)   A "Change in Control" shall be deemed to have occurred if:

           (i) any person (as defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the beneficial ownership (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) of any voting security of the Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 50 percent or more of the total voting power of all of the then-outstanding voting securities of the Company;

           (ii) the individuals (A) who constitute the Board as of the date this Plan is adopted by the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or
     (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board;

           (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75 percent of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75 percent of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

           (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50 percent or more of the total assets of the Company).

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

     (f) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3, the Committee shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     (h) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

     (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     (k) "Non-Employee Director" shall mean a member of the Board who is not otherwise an employee of the Company or any subsidiary.

     (l)   "Participant" means a person who, at a time when eligible under
Section 5 hereof, has been granted an Award under the Plan.

     (m) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (n) "Stock" means the Common Stock, $.02 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

3.   ADMINISTRATION.

     (a) AUTHORITY OF THE COMMITTEE. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

      (i)    to select persons to whom Awards may be granted;

      (ii) to determine the type or types of Awards to be granted to each such person;

      (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

      (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

      (v) to determine whether, to what extent, and under what circumstances cash, Stock, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

      (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

      (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

      (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee (subject to Section 8), and may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

     (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

     (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4.    STOCK SUBJECT TO PLAN.

     (a) AMOUNT OF STOCK RESERVED. The total amount of Stock that may be subject to outstanding Awards, determined immediately after the grant of any Award, shall not exceed 3,505,966. Notwithstanding the foregoing, the number of shares that may be delivered upon the exercise of ISOs shall not exceed 2,505,966 provided, however, that shares subject to ISOs shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) ANNUAL PER-PARTICIPANT LIMITATIONS. During any calendar year, no Participant may be granted Options and other Awards under the Plan that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

     (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the exercise price, grant price, or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award),
(v) the number of shares with respect to which Options and SARs may be granted to a Participant in any calendar year, as set forth in Section 4(b), and (vi) the number and kind of shares to be subject to Options granted pursuant to
Section 6(i) . In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, without the consent of the Participant, no adjustments shall be authorized under this Section 4(c) with respect to ISOs to the extent that such adjustment would cause such ISOs to fail to qualify as ISOs.

     5. ELIGIBILITY. Directors, executive officers and other key employees of the Company and its subsidiaries, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries, and a person who is employed by an entity expected to become a subsidiary, is eligible to be granted an Award under the Plan, provided that such Award shall be canceled if such person fails to commence such employment, or if such entity fails to become a subsidiary, and no payment of value may be made in connection with such Award until such person has commenced such employment or until such entity has become a subsidiary.

     6.    SPECIFIC TERMS OF AWARDS.

     (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant.

     (b) OPTIONS. The Committee is authorized to grant Options to Participants (including "reload" options automatically granted to offset specified exercises of options) on the following terms and conditions:

       (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, the exercise price of an ISO shall be not less than 100 percent (110 percent in the case of an ISO granted to a person who owns (within the meaning of Section 422(b)(6) of the Code) 10 percent of the Stock) of the Fair Market Value of a share on the date of grant of such Option.

      (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

     (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code.

     (iv) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries for any reason other than death, disability (within the meaning of Section 22(e)(3) of the Code) or cause, such Participant may exercise any Options during the 90-day period following such termination of employment. In the event such termination is on account of death or disability, the Participant may exercise any Options during the one-year period following such termination. If the Committee determines that termination of employment is for cause, all Options held by the Participant shall immediately terminate. In any case where Options remain exercisable following termination of employment, such Options shall be exercisable only to the extent exercisable immediately prior to such termination of employment.

     (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

       (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

      (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards. Notwithstanding anything contained herein to the contrary, no award shall be an SAR unless the Award Agreement explicitly so provides.

     (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

       (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

      (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

      (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

       (i) AWARD AND RESTRICTIONS. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

      (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

     (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

     (i)   NON-EMPLOYEE DIRECTORS OPTIONS.

           (i) On the day after the Company's annual meeting of stockholders at which the Plan is approved, each person who is then a Non-Employee Director shall receive, without the exercise of the discretion of any person, a non-qualified stock option under the Plan relating to the purchase of 5,000 shares of Stock. Thereafter, each person who becomes a Non-Employee Director shall receive a non-qualified stock option under the Plan relating to the purchase of 5,000 shares of Stock on the day after the date that he becomes a Non-Employee Director. On the day after each of the Company's annual meetings occurring in 1997 and thereafter, each person who is a Non-Employee Director on any such day shall receive, without the exercise of the discretion of any person, a non-qualified stock option under the Plan relating to the purchase of 5,000 shares of Stock, plus an additional 500 shares for each full year of service as a Non-Employee Director performed from the date that the Plan was approved by the Company's stockholders to the date of such annual meeting, provided, however, that any Non-Employee Director who was granted an Option pursuant to the preceding sentence within 30 days of the date of an annual meeting shall be not be granted an Option pursuant to this sentence on the day after such annual meeting. In the event that there are not sufficient shares available under this Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, each Non-Employee Director shall receive an Option for his pro rata share of the total number of shares of Stock available under the Plan.

           (ii) The exercise price of each share of Stock subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted. Payment of the exercise price for the shares being purchased shall be made in cash, Stock, or a combination of both.

           (iii)Each Option granted to a Non-Employee Director shall be exercisable in full one year from the date the Option is granted, and shall have a term of ten years from such date. Upon a Non-Employee Director's cessation of service as a Non-Employee Director, the Option, to the extent it was exercisable upon such cessation, shall remain exercisable for a period of 90 days (one year in the event such cessation is on account of death or disability). A Non-Employee Director's removal for cause shall result in an immediate termination of all Options. For purposes of this clause (iii), "cause" shall mean the director's fraud, intentional misrepresentation, or embezzlement committed against the Company, its agents or employees, or otherwise in connection with his or her service as a director of the Company, the director's misappropriation or conversion of assets or opportunities of the Company or its subsidiaries, or the director's conviction of a crime, whether or not in connection with his or her service as a director, other than a traffic infraction or other violation not deemed a felony or misdemeanor.

     7.    CERTAIN PROVISIONS APPLICABLE TO AWARDS.

     (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

     (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d)   RULE 16B-3 COMPLIANCE.

           (i) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

           (ii) OTHER COMPLIANCE PROVISIONS. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (f) PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected exclusively from among the following:

     (1)   Annual return on capital;

     (2)   Annual earnings per share;

     (3)   Annual cash flow provided by operations;

     (4)   Changes in annual revenues; and/or

     (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

     (g) ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, unless otherwise provided by the Committee in an Award Agreement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control.

     8. GENERAL PROVISIONS.

     (a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) LIMITATIONS ON TRANSFERABILITY. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

     (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any action taken hereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment at any time.

     (d) TAXES. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations; in such case, the shares withheld shall be deemed to have been delivered for purposes of Section 4(a).

     (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) COMPLIANCE WITH SECTION 162(M) OF THE CODE. It is the intent of the Company that Options granted at or above Fair Market Value, SARs, and other Awards designated as Awards subject to Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the date of its adoption by the Board and shall continue in effect until terminated by the Board.